                           Oppenheimer AMT-Free New York Municipals
                         Supplement dated September 30, 2004 to the
                             Prospectus dated November 21, 2003

1. This supplement amends the Prospectus of Oppenheimer AMT-Free New York Municipals (the
"Fund") dated November 21, 2003, and is in addition to the supplement dated July 6, 2004.
The supplement dated July 2, 2004 is withdrawn.

2.    The note following the "Annual Fund Operating Expenses" table on page 8 is deleted in its entirety and replaced with the following:

      Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees and accounting and legal expenses that the Fund pays. The Transfer
      Agent has voluntarily undertaken to the Fund to limit the transfer agent fees to
      0.35% of average daily net assets per fiscal year for each share class. That undertaking may be amended or withdrawn at any time.

3. The section titled "Advisory Fees" under "How the Fund is Managed" on page 12 is deleted in its entirety and replaced with the following:

   Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million,
      0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next
      $250 million, and 0.35% of average annual net assets in excess of $1 billion.  The
      Fund's management fee for its last fiscal year ended September 30, 2003, was 0.54% of average annual net assets for each class of shares.
      PENDING LITIGATION. Six law suits have been filed as putative derivative and class actions against the Fund's investment Manager, Distributor and Transfer Agent, some of the Oppenheimer funds including the Fund and Directors or Trustees of some of those funds. The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of
      Oppenheimer funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers
      Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the defendant Directors breached their fiduciary duties to fund shareholders under the Investment Company Act and at common law. Those law suits were filed on August 31, 2004, September 3, 2004, September 14, 2004, September 14, 2004,
      September 21, 2004 and September 22, 2004, respectively, in the U. S. District Court for the Southern District of New York. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The Manager and the
      Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

   September 30, 2004                           PS360.028